(ICON)

                   SEMIANNUAL REPORT  AUGUST 31, 2000

Prudential
Government Income Fund, Inc.

Fund Type  Government securities
Objective  High current return

(GRAPHIC)

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)

Build on the Rock

Investment Goals and Style
The Prudential Government Income Fund is designed for investors who want high current return primarily from bonds issued or guaranteed by the U.S. government or its agencies. The guarantee on U.S. government securities applies only to the underlying securities of the Fund's portfolio, and not to the value of the Fund's shares. At least 65% of the Fund's total assets are invested in U.S.
government securities. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition

Expressed as a percentage of
total investments as of 8/31/00

40.3%  Mortgages
21.2   Treasuries
17.6   Government Agency
 2.3   Corporates
 0.8   Asset-Backed
17.8   Cash Equivalents

Ten Largest Issuers
Expressed as a percentage of
net assets as of 8/31/00

29.6%  Federal National Mortgage Assoc.
25.6   U.S. Treasury Obligations
22.5   Gov't National Mortgage Assoc.
 9.3   Small Business Administration
 4.0   Barton Capital Corp.*
 4.0   Blue Ridge Asset Funding Corp.*
 3.0   Windmill Funding Corp.*
 2.9   Tennessee Valley Auth.
 2.8   New Jersey Economic Dev. Auth.
 2.8   American Home Products Corp.*

*Short-term securities that matured in September 2000.

       www.prudential.com  (800) 225-1852

Performance at a Glance

Cumulative Total Returns1     As of 8/31/00

                     Six       One         Five          Ten         Since
                   Months      Year       Years         Years      Inception2
Class A             5.17%     6.96%       31.58%       101.89%      106.25%
Class B             4.99      6.47        27.45         88.24   186.37 (182.70)
Class C             5.03      6.55        27.94          N/A         41.71
Class Z             5.30      7.23         N/A           N/A         26.60
Lipper General U.S.
Gov't  Fund Avg.3   5.36      6.85        30.73         98.54         ***

Average Annual Total Returns1              As of 9/30/00

                  One        Five      Ten         Since
                  Year       Years    Years      Inception2
Class A          2.01%       4.66%    6.80%         6.64%
Class B          0.65        4.68     6.49       7.07 (6.98)
Class C          3.67        4.72      N/A          5.70
Class Z          6.52         N/A      N/A          5.37

Distributions and Yields             As of 8/31/00

                 Total Distributions              30-Day
                 Paid for Six Months            SEC-Yield
Class A                $0.27                      5.85%
Class B                $0.25                      5.52
Class C                $0.25                      5.54
Class Z                $0.28                      6.35

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management
LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 4% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.
Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of management fees and/or expense subsidization, the Fund's cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2 Inception dates: Class A, 1/22/90; Class B,
4/22/85; Class C, 8/1/94; and Class Z, 3/4/96.

3 Lipper Average returns are for all funds in each share class for the six-month, one-, five-, and ten-year periods in the General U.S. Government
Fund category. General U.S. Government Funds invest at least 65% of their assets in U.S. government agency issues.

*** Lipper Since Inception returns are 105.20% for
Class A, 207.87% for Class B, 44.06% for
Class C, and 26.07% for Class Z, based on all funds in each share class.

(LOGO)                    October 18, 2000

DEAR SHAREHOLER,
Despite a difficult period in the fixed-income markets, the Prudential Government Income Fund produced solid results for shareholders. During the reporting period that covers the six months ended
August 31, 2000, the Fund's Class A shares returned
5.17%, -- 0.96% to those paying the Class A shares' initial sales charge. This was relatively consistent with the 5.36% return for the Lipper
General U.S. Government Fund Average.

Gaining momentum
The economy continued to grow at an extremely fast pace, leading to concerns of an increase in inflation. As a result, the Federal Reserve Board
(the Fed) maintained its policy of raising short-term interest rates to slow economic growth. This led to a decline in the price of most fixed-income securities. However, in June and August, the Fed chose not to raise rates further, as data indicated that economic growth was beginning to moderate. The fixed-income market subsequently rebounded, helping the Fund to register strong gains. A further discussion of the economic environment and your Fund's investments follows.

Focusing on the big picture
We believe the last six months exemplify the importance of maintaining a disciplined investment approach. As we've recently seen, investment classes will move in and out of favor over time. As a result, investors who attempt to "chase" the best performance are typically not rewarded. We believe a more effective strategy is to maintain a well-diversified portfolio, and to focus on your long-term financial objectives.

Sincerely,

John R. Strangfeld, President
Prudential Government Income Fund, Inc.

Prudential Government Income Fund, Inc.

       Semiannual Report    August 31, 2000

Investment Adviser's Report

An accurate crystal ball
In our last report to shareholders at the end of February 2000, we described a fairly bleak environment in the fixed-income markets. The Fed's policy of raising interest rates to ward off inflation had taken its toll on bond prices, and virtually every sector of the bond market was posting negative total returns.

However, in the report's Fund Outlook section, we pointed out that relief was in sight. We believed that the Fed would continue its efforts to moderate U.S. economic growth. Yet, at some point in the near future, we expected that the delayed effect of higher short-term rates would kick in, and that the lengthy economic expansion would begin to slow. In summary, we pointed out that "if the Fed can achieve its goal of slowing economic growth without causing a recession, the environment for bonds should improve." In hindsight, the scenario we described has largely come to pass.

A tale of two markets
Early in the reporting period, the bond market's performance mirrored that of 1999. As it did in 1999, the Fed increased its federal funds rate (the rate U.S. banks charge each other for overnight loans) three times. This led to falling prices in most fixed-income sectors, as bond prices move in the opposite direction of interest rates.

Then in June, signs of a slowdown began to appear.
Rising interest rates had caused mortgage rates to
rise substantially, which, in turn, took some steam
out of the housing market. Consumer spending also
appeared to be moderating, while employee
productivity levels remained strong and inflation
(aside from energy prices) was not an issue. The
Fed then chose to hold interest rates steady during
the summer months. Investors took this as a sign
that interest rate hikes would end sooner rather
than later, and bond prices rallied.
                                                3

Prudential Government Income Fund, Inc.

           Semiannual Report       August 31, 2000

Treasury buyback continues to affect the market
While most fixed-income securities demonstrated lackluster performance during the first half of the reporting period, there was a notable exception-- long-term Treasuries. As a result of strong demand and dwindling supply, these issues outperformed other types of fixed-income securities throughout the reporting period.

Investors have aggressively purchased 30-year securities, as the U.S. Treasury Department has moved to limit their supply. By repurchasing these bonds with higher relative yields, the Treasury is seeking to lower the government's borrowing costs.
This supply/demand trend helped long-term Treasury prices rally sharply and resulted in an inverted yield curve (where interest rates for short-term securities are higher than their longer-term counterparts).
Normally, investments with longer maturities command higher yields due to their heightened price sensitivity to rising interest rates.

Drawn to the positive fundamentals of GNMAs
During the period, we substantially increased our exposure of Government National Mortgage
Association securities (GNMAs, also known as "Ginnie Maes"), raising our position in GNMAs from 11.8% at the end of February to 22.5% of the Fund's net assets at the end of August. To accomplish this, we decreased our holdings in both Treasuries and Federal National Mortgage Association securities (FNMAs, also known as "Fannie Maes").
There were several factors that contributed to this strategic shifting of assets. First, GNMAs are guaranteed by the full faith and credit of the U.S.
government. With the buyback of Treasuries, the supply of "full faith and credit" securities has diminished, and we believed this would lead to an increased demand for GNMAs.

Second, we felt that the political uncertainty surrounding Government Sponsored Enterprises (GSEs) could favor GNMAs. GSEs are privately owned entities established by Congress to provide liquidity for various borrowing sectors of the economy. Examples include FNMA and Federal Home
              www.prudential.com  (800) 225-1852

Loan Mortgage Corporation securities (FHLMC, also known as "Freddie Mac"). While the U.S. government does not directly back these securities, it seemed unlikely that it would ever allow GSEs to default on their debt obligations. However, for a short time, some members of Congress questioned this "implied guarantee." Again, we believed this could lead to strong interest in GNMAs.

Despite these very positive fundamentals for GNMAs, our efforts were not rewarded, as they underperformed Treasuries during the period. The combination of an increase in the supply of GNMAs, coupled with Congress backing off its stance for GSEs, led to relative lackluster results for these securities.

Strong performance from our selective Treasury Holdings
Fortunately, the Fund's exposure to two categories of Treasuries continued to enhance returns. Our older, or "off-the-run," Treasuries with maturities of 15 to 23 years, and our "callable" issues that were issued with the option for the Treasury to retire them prior to maturity, both performed well.
The Treasury buyback program aided both of these securities, as it was believed they would be candidates for repurchase. As a result, their incremental yields and rising prices aided the Fund.

Looking ahead--Signs for optimism
As we look ahead, we believe the signs are largely positive for the fixed-income market and the Fund.
The economy appears to be slowing, and we expect the Fed to switch to a more neutral bias toward interest rates in the coming months. Should a "soft landing" be orchestrated--where growth falls to a more moderate and acceptable level--it would be a positive outcome for bonds.

Given this outlook, we anticipate emphasizing non-
Treasury spread products with shorter durations and longer-term Treasuries, both of which could perform well in this environment.

Prudential Government Income Fund Management Team

       Prudential Government Income Fund, Inc.
             Portfolio of Investments as of August 31, 2000 (Unaudited)

Principal
Amount
(000)            Description                                        Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  99.1%
-------------------------------------------------------------------------------------
U.S. Government Agency Mortgage Pass - Throughs  45.6%
                 Federal Home Loan Mortgage Corp.,
 $    382(c)     7.50%, 6/01/24                                     $          382
    3,751        8.00%, 1/01/22 - 5/01/23                                3,812,680
    1,704        8.50%, 6/01/07 - 4/01/20                                1,733,998
    3,651        9.00%, 1/01/20                                          3,774,698
      815        11.50%, 10/01/19                                          892,751
                 Federal National Mortgage Assoc.,
   67,000(a)     6.00%, 9/01/15                                         64,047,310
   53,000(a)     6.50%, 9/01/15                                         51,608,750
   29,258        7.00%, 7/01/03 - 9/01/26                               28,679,203
   30,898        7.125%, 2/01/07                                        30,579,736
   53,061(a)     7.50%, 12/01/06 - 10/01/26                             53,287,969
        6(b)(e)  8.00%, 10/01/24                                             5,673
    2,137        8.50%, 6/01/17 - 3/01/25                                2,187,123
    2,653        9.00%, 8/01/24 - 4/01/25                                2,733,567
      579        9.50%, 10/01/19 - 3/01/25                                 603,332
                 Government National Mortgage Assoc.,
   50,588        7.00%, 2/15/09 - 2/15/29                               49,797,467
   95,334(a)(b)(e) 7.50%, 5/15/02 - 12/15/99                            95,394,279
   67,940        8.00%, 7/15/16 - 3/15/24                               69,152,513
   13,613        8.50%, 4/15/25                                         13,972,585
    6,980        9.50%, 10/15/09 - 12/15/17                              7,322,915
                 Government National Mortgage Assoc. II,
    1,091        9.50%, 5/20/18 - 8/20/21                                1,130,970
                                                                    --------------
                 Total U.S. Government Agency Mortgage Pass -
                  Throughs
                  (cost $476,481,932)                                  480,717,901
-------------------------------------------------------------------------------------
U.S. Government Obligations  25.6%
                 United States Treasury Bonds,
   20,475        6.125%, 8/15/29                                        21,447,563
   23,035(b)(e)  7.125%, 2/15/23                                        26,439,803
   39,000(d)     7.50%, 11/15/24                                        46,909,590

    6                                      See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Portfolio of Investments as of August 31, 2000 (Unaudited) Cont'd.

Principal
Amount
(000)            Description                                        Value (Note 1)
----------------------------------------------------------------------------------------
 $  5,500(b)(e)  8.00%, 11/15/21                                    $    6,856,960
   26,470(b)(e)  8.125%, 8/15/19                                        32,926,298
   30,400(b)(e)  8.125%, 8/15/21                                        38,275,424
    5,945(b)(e)  8.75%, 5/15/17                                          7,682,961
   11,000(b)     8.75%, 5/15/20                                         14,537,160
   12,000(e)     8.75%, 8/15/20                                         15,885,000
   44,000(b)(e)  11.75%, 2/15/10                                        53,267,280
                 United States Treasury Strips,
    6,200        Zero Coupon, 11/15/09                                   3,556,692
      500        Zero Coupon, 11/15/15                                     204,430
    3,750        Zero Coupon, 2/15/18                                    1,347,712
                                                                    --------------
                 Total U.S. Government Obligations (cost
                  $270,327,983)                                        269,336,873
-------------------------------------------------------------------------------------
U.S. Government Agency Securities  20.9%
                 Federal Home Loan Bank,
   25,000(b)(e)  5.75%, 10/15/07                                        24,591,797
                 Federal National Mortgage Assoc., M.T.N.,
   13,500        5.875%, 4/23/04                                        12,964,185
   40,000(b)(e)  6.06%, 5/21/03                                         39,006,400
   15,000        6.30%, 9/25/02                                         14,791,350
                 Small Business Administration,
   15,070(b)(e)  Ser. 1995-20B, 8.15%, 2/01/15                          15,753,255
   18,976        Ser. 1995-20L, 6.45%, 12/01/15                         18,240,797
   27,197(b)(e)  Ser. 1996-20H, 7.25%, 8/01/16                          27,220,185
   16,414        Ser. 1996-20K, 6.95%, 11/01/16                         16,175,162
    8,209        Ser. 1997-20A, 7.15%, 1/01/17                           8,172,165
   13,245        Ser. 1998-20I, 6.00%, 9/01/18                          12,343,849
                 Tennessee Valley Authority,
      600        Ser. 1993-D, 7.25%, 7/15/43                               567,084
   30,000(b)(e)  Ser. 1995-B, 6.235%, 7/15/45                           30,073,800
                                                                    --------------
                 Total U.S. Government Agency Securities
                  (cost $226,389,577)                                  219,900,029
                                                                    --------------
-------------------------------------------------------------------------------------
Corporate Bonds  2.8%
                 New Jersey Economic Development Authority, Ser. A,
   30,000(b)(e)  7.425%, 2/15/29
                  (cost $31,091,850)                                    29,763,000
                                                                    --------------

    See Notes to Financial Statements                                      7

       Prudential Government Income Fund, Inc.
             Portfolio of Investments as of August 31, 2000 (Unaudited) Cont'd.

Principal
Amount
(000)            Description                                        Value (Note 1)
----------------------------------------------------------------------------------------
Collateralized Mortgage Obligations  2.9%
                 Asset Securitization Corp.,
 $  5,255        Ser. 1997-D4, Class A1A,
                  7.35%, 4/14/29                                    $    5,280,157
                 Federal Home Loan Mortgage Corp.,
    8,727        5.75%, 4/15/00                                          8,516,802
                 Federal National Mortgage Assoc.,
   11,570        REMIC Trust 1993-76, Class B,
                  6.00%, 6/25/08                                        10,948,534
                 Resolution Trust Corp.,
    4,301        Ser. 1994-1, Class B2, 7.75%, 9/25/29                   4,162,944
                 Ryland Mortgage Participation Securities,
      761        Ser. 1993-3, Class A3, 7.232%, 9/25/24, (ARM)             722,902
                 Structured Asset Securities Corp.,
    1,042        Ser. 1995-C1, Class C,
                  7.375%, 9/25/24                                        1,037,747
                                                                    --------------
                 Total Collateralized Mortgage Obligation
                  (cost $30,459,697)                                    30,669,086
                                                                    --------------
-------------------------------------------------------------------------------------
U.S. Government Agency - Stripped Security  0.4%
                 Financing Corp.,
    5,000        Zero Coupon, 3/07/04
                  (cost $4,061,870)                                      3,938,500
                                                                    --------------
-------------------------------------------------------------------------------------
Asset Backed Security  0.9%
                 Aesop Funding II LLC,
   10,000        Ser. 1997-1, Class A2,
                  6.40%, 10/20/03
                  (cost $9,998,437)                                      9,877,309
                                                                    --------------
                 Total Long-Term Investments (cost
                  $1,048,811,346)                                    1,044,202,698
                                                                    --------------
SHORT-TERM INVESTMENTS  21.4%
-------------------------------------------------------------------------------------
Commerical Paper  17.8%
                 American Home Products Corp.,
   29,100        6.50%, 9/07/00                                         29,068,475

    8                                      See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Portfolio of Investments as of August 31, 2000 (Unaudited) Cont'd.

Principal
Amount
(000)            Description                                        Value (Note 1)
----------------------------------------------------------------------------------------
                 Barton Capital Corp.,
 $ 28,000        6.51%, 9/08/00                                     $   27,964,557
   14,388        6.53%, 9/08/00                                         14,369,731
                 Blue Ridge Asset Funding Corp.,
   42,400        6.52%, 9/13/00                                         42,307,851
                 Edison Asset Securitization, LLC,
   12,090        6.51%, 9/14/00                                         12,061,578
                 Receivable Capital Corp.,
   19,657        6.50%, 9/14/00                                         19,610,861
                 Thunder Bay Funding, Inc.,
   10,772        6.52%, 9/11/00                                         10,752,491
                 Windmill Funding Corp.,
   20,559        6.51%, 9/05/00                                         20,544,129
   10,323        6.51%, 9/07/00                                         10,311,799
      634        6.51%, 9/12/00                                            632,739
                                                                    --------------
                 Total Commercial Paper (cost $187,624,211)            187,624,211
                                                                    --------------
-------------------------------------------------------------------------------------
Repurchase Agreement  3.6%
                 Joint Repurchase Agreement Account,
   38,204        6.59%, 9/01/00
                  (cost $38,204,000; Note 5)                            38,204,000
                                                                    --------------
                 Total Short-Term Investments (cost $225,828,211)      225,828,211
                                                                    --------------
                 Total Investments  120.5% (cost $1,274,639,557;
                  Note 4)                                            1,270,030,909
                 Liabilities in excess of other assets  (20.5%)       (216,367,985)
                                                                    --------------
                 Net Assets  100%                                   $1,053,662,924
                                                                    --------------
                                                                    --------------

------------------------------
ARM--Adjustable Rate Mortgage
LLC--Limited Liability Company
M.T.N.--Medium-Term Note
REMIC--Real Estate Mortgage Investment Conduit
(a) Partial principal amount of $205,000,000 represents a to-be-announced ('TBA') mortgaged dollar roll, see Notes 1 and 4.
(b) Partial principal amount pledged as collateral for mortgage dollar roll.
(c) Represents actual principal amount (not rounded to nearest thousand).
(d) Securities, or portion thereof, on loan, see Note 4.
(e) Partial principal amount pledged as collateral for financial future contracts.
    See Notes to Financial Statements                                      9

       Prudential Government Income Fund, Inc.
             Statement of Assets and Liabilities (Unaudited)

                                                                  August 31, 2000
----------------------------------------------------------------------------------------
ASSETS
Investments, at value
   (cost $1,274,639,557)                                          $ 1,270,030,909
Cash                                                                      127,275
Receivable for investments sold                                        45,823,688
Interest receivable                                                     8,401,602
Receivable for Fund shares sold                                           879,314
Due from broker - variation margin                                         46,748
Prepaid expenses and other assets                                          31,176
                                                                 -----------------
      Total assets                                                  1,325,340,712
                                                                 -----------------
LIABILITIES
Payable for investments purchased                                     266,663,474
Payable for Fund shares reacquired                                      2,641,675
Accrued expenses                                                          948,495
Dividends payable                                                         696,875
Management fee payable                                                    449,059
Distribution fee payable                                                  278,210
                                                                 -----------------
      Total liabilities                                               271,677,788
                                                                 -----------------
NET ASSETS                                                        $ 1,053,662,924
                                                                 -----------------
                                                                 -----------------
Net assets were comprised of:
   Common stock, at par                                           $     1,229,062
   Paid-in capital in excess of par                                 1,216,079,811
                                                                 -----------------
                                                                    1,217,308,873
   Accumulated net realized loss on investments                      (159,258,738)
   Net unrealized depreciation on investments                          (4,387,211)
                                                                 -----------------
Net assets, August 31, 2000                                       $ 1,053,662,924
                                                                 -----------------
                                                                 -----------------

    10                                     See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                  August 31, 2000
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($803,228,925 / 93,694,385 shares of common stock
      issued and outstanding)                                               $8.57
   Maximum sales charge (4% of offering price)                                .36
                                                                 -----------------
   Maximum offering price to public                                         $8.93
                                                                 -----------------
                                                                 -----------------
Class B:
   Net asset value, offering price and redemption price per
      share
      ($144,690,719 / 16,865,238 shares of common stock
      issued and outstanding)                                               $8.58
                                                                 -----------------
                                                                 -----------------
Class C:
   Net asset value and redemption price per share
      ($7,836,984 / 913,498 shares of common stock issued
      and outstanding)                                                      $8.58
   Sales charge (1% of offering price)                                        .09
                                                                 -----------------
   Offering price to public                                                 $8.67
                                                                 -----------------
                                                                 -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share
      ($97,906,296 / 11,433,090 shares of common stock
      issued and outstanding)                                               $8.56
                                                                 -----------------
                                                                 -----------------

    See Notes to Financial Statements                                     11

       Prudential Government Income Fund, Inc.
             Statement of Operations (Unaudited)

                                                                    Six Months
                                                                       Ended
                                                                  August 31, 2000
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                        $  39,499,267
   Income from securities loan, net                                       21,486
                                                                 -----------------
     Total income                                                     39,520,753
                                                                 -----------------
Expenses
   Management fee                                                      2,687,323
   Distribution fee--Class A                                           1,012,690
   Distribution fee--Class B                                             667,687
   Distribution fee--Class C                                              29,498
   Transfer agent's fees and expenses                                  1,112,000
   Custodian's fees and expenses                                         158,000
   Reports to shareholders                                                98,000
   Registration fees                                                      32,000
   Audit fee                                                              22,000
   Directors' fees                                                        13,000
   Insurance expense                                                       9,000
   Legal fees and expenses                                                 8,000
   Miscellaneous                                                           5,033
                                                                 -----------------
      Total expenses                                                   5,854,231
                                                                 -----------------
Net investment income                                                 33,666,522
                                                                 -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                                           (16,929,587)
   Financial futures contracts                                           298,077
                                                                 -----------------
                                                                     (16,631,510)
                                                                 -----------------
Net change in unrealized depreciation on:
   Investment transactions                                            36,884,458
   Financial futures contracts                                           268,531
                                                                 -----------------
                                                                      37,152,989
                                                                 -----------------
Net gain on investments                                               20,521,479
                                                                 -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $  54,188,001
                                                                 -----------------
                                                                 -----------------

    12                                     See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Statement of Changes in Net Assets (Unaudited)

                                                  Six Months
                                                    Ended               Year
                                                  August 31,            Ended
                                                     2000         February 29, 2000
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                        $   33,666,522     $    76,976,498
   Net realized loss on investment
      transactions                                 (16,631,510)        (36,670,862)
   Net change in unrealized appreciation
      (depreciation) on investments                 37,152,989         (45,361,066)
                                                --------------    -----------------
   Net increase (decrease) in net assets
      resulting from operations                     54,188,001          (5,055,430)
                                                --------------    -----------------
   Dividends from net investment income (Note
      1)
   Class A                                         (25,651,275)        (54,772,627)
   Class B                                          (4,657,479)        (15,174,492)
   Class C                                            (229,288)           (531,416)
   Class Z                                          (3,128,480)         (6,497,963)
                                                --------------    -----------------
                                                   (33,666,522)        (76,976,498)
                                                --------------    -----------------
   Fund share transactions (net of share
      conversions) (Note 6):
   Net proceeds from shares subscribed             119,136,323         242,255,365
   Net asset value of shares issued to
      shareholders in reinvestment of
      dividends                                     22,211,125          51,114,813
   Cost of shares reacquired                      (210,117,130)       (453,755,385)
                                                --------------    -----------------
   Net decrease in net assets from Fund share
      transactions                                 (68,769,682)       (160,385,207)
                                                --------------    -----------------
      Total decrease                               (48,248,203)       (242,417,135)
NET ASSETS
Beginning of period                              1,101,911,127       1,344,328,262
                                                --------------    -----------------
End of period                                   $1,053,662,924     $ 1,101,911,127
                                                --------------    -----------------
                                                --------------    -----------------

    See Notes to Financial Statements                                     13

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements (Unaudited)

      Prudential Government Income Fund, Inc., (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Investment operations commenced on April 22, 1985. The Fund's investment objective is to seek high current income. The Fund will seek to achieve this objective by investing primarily in U.S. Government Securities, including U.S. Treasury bills, notes, bonds, strips and other debt securities issued by the U.S. Treasury, and obligations, including mortgage-related securities, issued or guaranteed by U.S. Government agencies or instrumentalities.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Security Valuation:    The Fund values portfolio securities (including
commitments to purchase such securities on a 'when-issued' basis) on the basis of current market quotations provided by dealers or by a pricing service approved by the Board of Directors, which uses information such as quotations from dealers, market transactions in comparable securities, various relationships between securities and calculations on yield to maturity in determining values. Financial futures contracts and options thereon are valued at their last sales prices as of the close of the commodities exchange or board of trade or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Should an extraordinary event, which is likely to affect the value of a security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established under the general supervision of the Fund's Board of Directors.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Repurchase Agreements:    In connection with repurchase agreements with
U.S. financial institutions, it is the Fund's policy that its custodian, or designated subcustodians as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase agreement transaction, including accrued interest. To the extent that any repurchase agreement transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
    14

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

      The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Dollar Rolls:    The Fund enters into mortgage dollar rolls in which the
Fund sells mortgage securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the lower repurchase price is recorded as interest income. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations, in respect of dollar rolls.

      Securities Lending:    The Fund may lend its U.S. Government securities to
broker-dealers or government securities dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan, will be for the account of the Fund.
                                                                          15

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund accretes discount on portfolio securities as adjustments to interest income. Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Dividends and Distributions:    The Fund declares daily and pays monthly
dividends from net investment income. The Fund will distribute at least annually any net capital gains in excess of loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Federal Income Taxes:    It is the Fund's policy to continue to meet the
requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with the Prudential Investment Corporation ('PIC'). The subadvisory agreement provides that PIC will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIC is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises PIC's performance of such services. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly at an annual rate of .50% of the Fund's average daily net assets up to and including $3 billion and .035% of 1% of the average daily net assets of the Fund in excess of $3 billion.
    16

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      Effective January 1, 2000, the subadvisory fee paid to PIC by PIFM is computed daily and payable monthly at an annual rate of .250 of 1% of the average daily net assets of the Fund up to and including $3 billion and .166 of 1% of the average daily net assets of the Fund in excess of $3 billion. Prior to January 1, 2000, PIC was reimbursed by PIFM for reasonable costs and expenses incurred in furnishing investment advisory services. The change in the subadvisory fee structure has no impact on the management fee charged to the Fund or its shareholders.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution (the 'Class A, B and C Plans') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A Plan, the Fund compensates PIMS for its distribution-related expenses with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. Such expenses under the Class A Plan were .25 of 1% of the average daily net assets of the Class A shares for the six months ended August 31, 2000.

      Pursuant to the Class B Plan, the Fund compensates PIMS for its distribution-related activities at an annual rate of up to 1% of the average daily net assets up to $3 billion, .80 of 1% of the next $1 billion of such net assets and .50 of 1% over $4 billion of the average daily net assets of the Class B shares. Such expenses under the Class B Plan were .825 of 1% of the average daily net assets of the Class B shares for the six months ended August 31, 2000.

      Pursuant to the Class C Plan, the Fund compensates PIMS for its distribution-related activities at an annual rate of up to 1% of the average daily net assets of the Class C shares. Such expenses under the Class C Plan were .75 of 1% of the average daily net assets of the Class C shares for the six months ended August 31, 2000.

      PIMS has advised the Fund that it received approximately $42,100 and $2,900 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended August 31, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
                                                                          17

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      PIMS has advised the Fund that for the six months ended August 31, 2000 it received approximately $176,200 and $4,800 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

      PIFM, PIC and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America ('The Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the six months ended August 31, 2000.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the six months ended August 31, 2000, the Fund incurred fees of approximately $941,138 for the services of PMFS. As of August 31, 2000, approximately $150,866 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out of pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended August 31 2000, were $751,024,819 and $848,436,607, respectively.

      During the six months ended August 31, 2000, the Fund entered into financial futures contracts. Details of open contracts at August 31, 2000 are as follows:

                                                                     Value at         Unrealized
Number of                           Expiration       Value at       August 31,       Appreciation
Contracts           Type               Date         Trade Date         2000         (Depreciation)
---------     -----------------    -------------    ----------     ------------     --------------
              Long positions:
    37        30 yr. T-Note        Sept. 2000       $3,602,875      $3,713,875         $111,000
    31        30 yr. T-Note        Sept. 2000        3,001,188       3,111,625          110,437
                                                                                    --------------
                                                                                       $221,437
                                                                                    --------------
                                                                                    --------------

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      The federal income tax basis of the Fund's investments at August 31, 2000 was substantially the same as for financial reporting purposes and, accordingly, net unrealized depreciation for federal income tax purposes was $4,608,648 (gross unrealized appreciation-$9,858,295; gross unrealized depreciation-$14,466,943).

      The Fund had a capital loss carryforward as of February 29, 2000 of approximately $124,629,000 of which $17,809,000 expires in 2001, $2,920,000 expires in 2002, $66,560,000 expires in 2003, $717,000 expires in 2004,
$17,950,000 expires in 2005, and $18,673,000 expires in 2008. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

      The average balance of dollar rolls outstanding during the six months ended August 31, 2000 was approximately $36,128,000. The amount of dollar rolls outstanding at August 31, 2000 was $201,774,380 (principal $205,000,000), which was 15.2% of total assets.

      As of August 31, 2000, the Fund had securities on loan with an aggregate market value of $46,909,590. As of this date, the collateral held for securities on loan was comprised of U.S. government securities with an aggregate market value of $48,939,196.

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of August 31, 2000, the Fund had a 5.69% undivided interest in the repurchase agreements in the joint account. This undivided interest represented $38,204,000 in principal amount. As of such date, the repurchase agreements in the joint account and the value of the collateral therefor were as follows:

      ABN AMRO Incorporated, 6.61%, in the principal amount of $180,000,000, repurchase price $180,033,050, due 9/1/00. The value of the collateral including accrued interest was $183,600,295.

      Bear, Stearns & Co., Inc., 6.62%, in the principal amount of $100,000,000, repurchase price $100,018,389, due 9/1/00. The value of the collateral including accrued interest was $102,294,995.

      Salomon Smith Barney, Inc., 6.62%, in the principal amount of $190,000,000, repurchase price $190,034,939, due 9/1/00. The value of the collateral including accrued interest was $193,916,346.
                                                                          19

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      UBS Warburg, 6.61%, in the principal amount of $100,000,000, repurchase price $100,018,361, due 9/1/00. The value of the collateral including accrued interest was $102,002,880.

      UBS Warburg, 6.45%, in the principal amount of $101,386,000, repurchase price $101,404,165, due 9/1/00. The value of the collateral including accrued interest was $103,414,456.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class Z shares are not subject to any sales charge and are offered exclusively for sale to a limited group of investors.

      There are 2 billion shares of common stock, $.01 par value per share, divided into four classes, designated Class A, B, C and Class Z common stock, each of which consists of 500,000,000 authorized shares.

      Transactions in shares of common stock were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Six months ended August 31, 2000:
Shares sold                                                  10,320,921    $  87,438,812
Shares issued in reinvestment of dividends                    1,892,560       15,993,614
Shares reacquired                                           (18,876,168)    (159,616,899)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion         (6,662,687)     (56,184,473)
Shares issued upon conversion from Class B                    4,420,496       37,237,119
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (2,242,191)   $ (18,947,354)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended February 29, 2000:
Shares sold                                                  16,424,755    $ 141,843,573
Shares issued in reinvestment of dividends                    4,001,400       34,524,034
Shares reacquired                                           (28,860,546)    (248,688,001)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion         (8,434,391)     (72,320,394)
Shares issued upon conversion from Class B                    4,701,032       40,767,586
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (3,733,359)   $ (31,552,808)
                                                            -----------    -------------
                                                            -----------    -------------

    20

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Class B                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Six months ended August 31, 2000:
Shares sold                                                   1,145,138    $   9,670,308
Shares issued in reinvestment of dividends                      351,810        2,974,643
Shares reacquired                                            (3,196,576)     (27,006,386)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion         (1,699,628)     (14,361,435)
Shares reacquired upon conversion into Class A               (4,420,496)     (37,237,119)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (6,120,124)   $ (51,598,554)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended February 29, 2000:
Shares sold                                                   3,881,043    $  33,796,581
Shares issued in reinvestment of dividends                    1,123,997        9,731,345
Shares reacquired                                           (15,538,651)    (134,608,190)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion        (10,533,611)     (91,080,264)
Shares reacquired upon conversion into Class A               (4,695,615)     (40,767,586)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding               (15,229,226)   $(131,847,850)
                                                            -----------    -------------
                                                            -----------    -------------
Class C
----------------------------------------------------------
Six months ended August 31, 2000:
Shares sold                                                     153,423    $   1,299,865
Shares issued in reinvestment of dividends                       20,360          172,191
Shares reacquired                                              (271,496)      (2,297,090)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   (97,713)   $    (825,034)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended February 29, 2000:
Shares sold                                                     824,481    $   7,159,778
Shares issued in reinvestment of dividends                       46,492          400,984
Shares reacquired                                              (776,182)      (6,687,075)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                    94,791    $     873,687
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Six months ended August 31, 2000:
Shares sold                                                   2,459,687    $  20,727,338
Shares issued in reinvestment of dividends                      363,763        3,070,677
Shares reacquired                                            (2,509,797)     (21,196,755)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   313,653    $   2,601,260
                                                            -----------    -------------
                                                            -----------    -------------
Year ended February 29 2000:
Shares sold                                                   6,852,261    $  59,455,433
Shares issued in reinvestment of dividends                      749,774        6,458,450
Shares reacquired                                            (7,365,536)     (63,772,119)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   236,499    $   2,141,764
                                                            -----------    -------------
                                                            -----------    -------------

       Prudential Government Income Fund, Inc.
             Financial Highlights (Unaudited)

                                                                      Class A
                                                                  ----------------
                                                                  Six Months Ended
                                                                  August 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $   8.41
                                                                  ----------------
Income from investment operations
Net investment income                                                     0.27
Net realized and unrealized gain (loss) on investment
transactions                                                              0.16
                                                                  ----------------
   Total from investment operations                                       0.43
                                                                  ----------------
Less distributions
Dividends from net investment income                                      0.27
                                                                  ----------------
Net asset value, end of period                                        $   8.57
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(a):                                                          5.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $803,229
Average net assets (000)                                              $803,546
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.02%(b)
   Expenses, excluding distribution and service (12b-1) fees              0.77%(b)
   Net investment income                                                  6.33%(b)
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                  70%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for period of less than a full year are not annualized.
(b) Annualized.
    22                                     See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                 Class A
---------------------------------------------------------------------------------------------------------
                                       Year Ended February 28/29,
---------------------------------------------------------------------------------------------------------
      2000                1999                 1998                 1997                 1996
---------------------------------------------------------------------------------------------------------
    $   8.98            $   9.05             $   8.76             $   9.04             $   8.59
----------------    ----------------     ----------------     ----------------     ----------------
        0.55                0.55                 0.58                 0.60                 0.60
       (0.57)              (0.07)                0.29                (0.28)                0.45
----------------    ----------------     ----------------     ----------------     ----------------
       (0.02)               0.48                 0.87                 0.32                 1.05
----------------    ----------------     ----------------     ----------------     ----------------
       (0.55)              (0.55)               (0.58)               (0.60)               (0.60)
----------------    ----------------     ----------------     ----------------     ----------------
    $   8.41            $   8.98             $   9.05             $   8.76             $   9.04
----------------    ----------------     ----------------     ----------------     ----------------
----------------    ----------------     ----------------     ----------------     ----------------
       (0.15)%              5.40%               10.26%                3.70%               12.41%
    $806,620            $895,039             $819,536             $860,319             $945,038
    $857,586            $836,143             $842,431             $884,862             $909,169
        0.94%               0.84%                0.86%                0.90%                0.91%
        0.69%               0.68%                0.71%                0.75%                0.76%
        6.39%               6.05%                6.52%                6.78%                6.65%
          68%                106%                  88%                 107%                 123%

    See Notes to Financial Statements                                     23

       Prudential Government Income Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class B
                                                                  ----------------
                                                                  Six Months Ended
                                                                  August 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $   8.41
                                                                  ----------------
Income from investment operations
Net investment income                                                     0.25
Net realized and unrealized gain (loss) on investment
transactions                                                              0.17
                                                                  ----------------
   Total from investment operations                                       0.42
                                                                  ----------------
Less distributions
Dividends from net investment income                                     (0.25)
                                                                  ----------------
Net asset value, end of period                                        $   8.58
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(a):                                                          4.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $144,691
Average net assets (000)                                              $160,544
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.60%(b)
   Expenses, excluding distribution and service (12b-1) fees              0.77%(b)
   Net investment income                                                  5.76%(b)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for period of less than a full year are not annualized.
(b) Annualized.
    24                                     See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                 Class B
---------------------------------------------------------------------------------------------------------
                                       Year Ended February 28/29,
---------------------------------------------------------------------------------------------------------
      2000                1999                 1998                 1997                 1996
---------------------------------------------------------------------------------------------------------
    $   8.99            $   9.05             $   8.77             $   9.04             $   8.60
----------------    ----------------     ----------------     ----------------     ----------------
        0.50                0.49                 0.52                 0.54                 0.54
       (0.58)              (0.06)                0.28                (0.27)                0.44
----------------    ----------------     ----------------     ----------------     ----------------
       (0.08)               0.43                 0.80                 0.27                 0.98
----------------    ----------------     ----------------     ----------------     ----------------
       (0.50)              (0.49)               (0.52)               (0.54)               (0.54)
----------------    ----------------     ----------------     ----------------     ----------------
    $   8.41            $   8.99             $   9.05             $   8.77             $   9.04
----------------    ----------------     ----------------     ----------------     ----------------
----------------    ----------------     ----------------     ----------------     ----------------
       (0.83)%              4.83%                9.40%                3.12%               11.54%
    $193,394            $343,425             $346,059             $461,988             $641,946
    $262,863            $322,626             $385,145             $543,796             $647,515
        1.52%               1.50%                1.53%                1.57%                1.58%
        0.69%               0.68%                0.71%                0.75%                0.76%
        5.77%               5.39%                5.85%                6.11%                5.99%

    See Notes to Financial Statements                                     25

       Prudential Government Income Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class C
                                                                  ----------------
                                                                  Six Months Ended
                                                                  August 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $   8.41
                                                                  ----------------
Income from investment operations
Net investment income                                                     0.25
Net realized and unrealized gain (loss) on investment
transactions                                                              0.17
                                                                  ----------------
   Total from investment operations                                       0.42
                                                                  ----------------
Less distributions
Dividends from net investment income                                     (0.25)
                                                                  ----------------
Net asset value, end of period                                        $   8.58
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(a):                                                          5.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $  7,837
Average net assets (000)                                              $  7,802
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.52%(b)
   Expenses, excluding distribution and service (12b-1) fees              0.77%(b)
   Net investment income                                                  5.83%(b)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for period of less than a full year are not annualized.
(b) Annualized.
    26                                     See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                 Class C
----------------------------------------------------------------------------------------------------------
                                        Year Ended February 28/29,
----------------------------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997                 1996
----------------------------------------------------------------------------------------------------------
    $   8.99             $   9.05             $   8.77             $   9.04             $   8.60
----------------     ----------------     ----------------     ----------------     ----------------
        0.51                 0.50                 0.53                 0.54                 0.54
       (0.58)               (0.06)                0.28                (0.27)                0.44
----------------     ----------------     ----------------     ----------------     ----------------
       (0.07)                0.44                 0.81                 0.27                 0.98
----------------     ----------------     ----------------     ----------------     ----------------
       (0.51)               (0.50)               (0.53)               (0.54)               (0.54)
----------------     ----------------     ----------------     ----------------     ----------------
    $   8.41             $   8.99             $   9.05             $   8.77             $   9.04
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
       (0.76)%               4.91%                9.48%                3.20%               11.63%
    $  8,508             $  8,236             $  2,840             $  2,569             $  1,799
    $  9,014             $  4,878             $  2,523             $  2,440             $    765
        1.44%                1.43%                1.46%                1.50%                1.51%
        0.69%                0.68%                0.71%                0.75%                0.76%
        5.90%                5.50%                5.92%                6.19%                5.99%

    See Notes to Financial Statements                                     27

       Prudential Government Income Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class Z
                                                                  ----------------
                                                                  Six Months Ended
                                                                  August 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $   8.40
                                                                  ----------------
Income from investment operations
Net investment income                                                     0.28
Net realized and unrealized gain (loss) on investment
transactions                                                              0.16
                                                                  ----------------
   Total from investment operations                                       0.44
                                                                  ----------------
Less distributions
Dividends from net investment income                                     (0.28)
                                                                  ----------------
Net asset value, end of period                                        $   8.56
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(a):                                                          5.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 97,906
Average net assets (000)                                              $ 94,273
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              0.77%(b)
   Expenses, excluding distribution and service (12b-1) fees              0.77%(b)
   Net investment income                                                  6.58%(b)

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class Z shares.
    28                                     See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                        Class Z
---------------------------------------------------------------------------------------
                  Year Ended February 28/29,                         March 4, 1999(c)
--------------------------------------------------------------     through February 28,
      2000                1999                      1998                   1997
---------------------------------------------------------------------------------------
    $   8.97            $   9.04                  $   8.76               $   9.13
----------------    ----------------          ----------------         ----------
        0.57                0.57                      0.59                   0.61
       (0.57)              (0.07)                     0.28                  (0.37)
----------------    ----------------          ----------------         ----------
          --                0.50                      0.87                   0.24
----------------    ----------------          ----------------         ----------
       (0.57)              (0.57)                    (0.59)                 (0.61)
----------------    ----------------          ----------------         ----------
    $   8.40            $   8.97                  $   9.04               $   8.76
----------------    ----------------          ----------------         ----------
----------------    ----------------          ----------------         ----------
        0.09%               5.58%                    10.30%                  3.16%
    $ 93,390            $ 97,629                  $ 84,733               $ 73,411
    $ 97,811            $ 86,892                  $ 71,425               $ 39,551
        0.69%               0.68%                     0.71%                  0.75%(b)
        0.69%               0.68%                     0.71%                  0.75%(b)
        6.64%               6.22%                     6.67%                  6.76%(b)

    See Notes to Financial Statements                                     29

Prudential Government Income Fund, Inc.

      Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852.
Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
	Prudential Tax-Managed Equity Fund
Strategic Partners Focused Growth Fund
Target Funds
	Large Capitalization Growth Fund
	Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
	Prudential Jennison Growth Fund
Prudential Value Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
	Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
Small Capitalization Growth Fund
Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
	Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
	Prudential Financial Services Fund
	Prudential Health Sciences Fund
	Prudential Technology Fund
	Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
	Prudential Global Growth Fund
	Prudential International Value Fund
	Prudential Jennison International Growth Fund
Target Funds
	International Equity Fund

BALANCED/ALLOCATION FUNDS
Prudential Diversified Funds
	Conservative Growth Fund
	Moderate Growth Fund
	High Growth Fund
The Prudential Investment Portfolios, Inc.
	Prudential Active Balanced Fund
www.prudential.com     (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
	Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
	Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
	Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
	California Series
	California Income Series
Prudential Municipal Bond Fund
	High Income Series
	Insured Series
Prudential Municipal Series Fund
	Florida Series
	Massachusetts Series
	New Jersey Series
	New York Series
	North Carolina Series
	Ohio Series
	Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.
MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
	Liquid Assets Fund
	National Money Market Fund
Prudential Government Securities Trust
	Money Market Series
	U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
	Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Prudential Special Money Market Fund, Inc.
	Money Market Series

Tax-Free Money Market Funds
Prudential California Municipal Fund
	California Money Market Series
Prudential Municipal Series Fund
	Connecticut Money Market Series
	Massachusetts Money Market Series
	New Jersey Money Market Series
	New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Command Tax-Free Fund

Prudential Government Income Fund, Inc.
Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this-- they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake
At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

Performance at a Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats.
You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information.
Please keep in mind that past performance is not indicative of future results.

www.prudential.com       (800) 225-1852

INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment Adviser's Report" section that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement of Assets and Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

Statement of Operations
This is the income statement, which details income
(mostly interest and
dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Prudential Government Income Fund, Inc.
Getting the Most from Your Prudential Mutual Fund

Statement of Changes in Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes to Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so.
Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

Independent accountant's Report
Once a year, an outside auditor looks over our books and certifies that the financial statements are fairly presented and comply with generally accepted accounting principles.

Tax Information
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

www.prudential.com  (800) 225-1852

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission.
Performance is presented here as a hypothetical
$10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well.
The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Prudential Government Income Fund, Inc.
Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential
Securities Financial Advisor or Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

There's No Reward Without Risk; but Is This Risk
Worth It?
Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With the Joneses
A financial advisor or registered representative can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance.
While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

Buy Low, Sell High
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

www.prudential.com    (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Eugene C. Dorsey
Delayne D. Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
John R. Strangfeld
Nancy H. Teeters
Louis A. Weil, III

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments
Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

Fund Symbols    NASDAQ     CUSIP
     Class A    PGVAX    744339102
     Class B    PBGPX    744339201
     Class C    PRICX    744339300
     Class Z    PGVZX    744339409

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of August 31, 2000, were not audited and, accordingly, no opinion is expressed on them.

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Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852

MF128E2    744339102    744339201    744339300    744339409

(ICON)   Printed on Recycled Paper